UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 19, 2010

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices)

(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

Harrah’s Entertainment, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities. See the description set forth under “Item 8.01 Other Events,” which is incorporated into this Item 3.02 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

See the description set forth under “Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year,” which is incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 19, 2010, Anthony Civale, a director of Caesars Entertainment Corporation (“Caesars Entertainment”), resigned from his position as a director with Caesars Entertainment. In order to fill the vacancy created by Anthony Civale’s resignation, David Sambur was appointed to serve as a director.

Mr. Sambur is a principal of Apollo Management, L.P. (together with its affiliates, “Apollo”). In 2008, Caesars Entertainment was acquired by investment funds managed by Apollo and affiliates of TPG Capital, L.P. (“TPG”). Pursuant to the Stockholders’ Agreement, dated as of January 28, 2008, by and among Caesars Entertainment, Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings Series, LLC, Co-Invest Hamlet Holdings B, LLC and Hamlet Holdings LLC, the board of directors of Caesars Entertainment is comprised of at least nine directors, (i) four of them whom were designated by Apollo, (ii) four of them whom were designated by TPG, and (iii) one of whom was to be chairman. Mr. Sambur is a designee of Apollo.

Effective November 19, 2010, Jinlong Wang was appointed to serve as a director of Caesars Entertainment in order to fill the vacancy created by the increase in the number of directors from eleven to twelve.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2010, Caesars Entertainment amended its Certificate of Incorporation by filing a Certificate of Amendment, which attached its Amended and Restated Certificate of Incorporation (“Amended Charter”), with the Delaware Secretary of State. The Amended Charter provides for, among other things, the change of Caesars Entertainment’s name from “Harrah’s Entertainment, Inc.” to “Caesars Entertainment Corporation”. The amendment also effected a reclassification of Caesars Entertainment’s existing non-economic voting common stock, par value $0.01 per share, and economic non-voting common stock, whereby (i) each share of the economic non-voting common stock was converted into one share of newly-created voting economic common stock, par value $0.01 per share (the “New Common Stock”) and (ii) each share of non-economic voting common stock was cancelled (together, the “Reclassification”). The foregoing description is qualified in its entirety by reference to the Amended Charter, which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Additionally, effective as of November 22, 2010, Caesars Entertainment amended its existing Bylaws. The Amended Bylaws provide for, among other things, the change of Caesars Entertainment’s name from “Harrah’s Entertainment, Inc.” to “Caesars Entertainment Corporation”. The foregoing description is qualified in its entirety by reference to the Amended Bylaws, which is filed hereto as Exhibit 3.2 and is incorporated herein by reference.

Additionally, effective as of November 22, 2010, Caesars Entertainment Operating Company, Inc. (“Caesars Operating”), a Delaware corporation and a wholly-owned subsidiary of Caesars Entertainment, amended its Certificate of Incorporation with the Delaware Secretary of State. The amendment, which is filed hereto as Exhibit 3.3 and is incorporated herein by reference, provides for the change of name from Harrah’s Operating Company, Inc. to Caesars Entertainment Operating Company, Inc.

In connection with the name changes by Caesars Entertainment and Caesars Operating, certain subsidiaries of Caesars Entertainment and Caesars Operating also effected name changes. On November 22, 2010, Harrah’s Interactive Entertainment, Inc., a Delaware corporation, amended its Certificate of Incorporation with the Delaware Secretary of State to provide for the change of its name from “Harrah’s Interactive Entertainment, Inc.” to “Caesars Interactive Entertainment, Inc.” On November 23, 2010, Harrah’s Marketing Services Corporation, a Nevada

corporation, amended its Articles of Incorporation with the Nevada Secretary of State to provide for the change of its name from “Harrah’s Marketing Services Corporation” to “Caesars Marketing Services Corporation”. On November 23, 2010, Harrah’s License Company, LLC, a Nevada limited liability company, amended its Articles of Organization with the Nevada Secretary of State to provide for the change of its name from “Harrah’s License Company, LLC” to “Caesars License Company, LLC”. On or about November 29, 2010, Harrah’s Interactive Entertainment (Canada), Inc., a Quebec company, expects to file an Article of Amendment with the Quebec Register of Companies to provide for the change of its name from “Harrah’s Interactive Entertainment (Canada), Inc.” to “Caesars Interactive Entertainment (Canada), Inc.” On November 23, 2010, Harrah’s Canada Marketing Services Corporation, a British Columbia, filed a Notice of Alteration with the British Columbia Ministry of Finance to provide for the change of its name from “Harrah’s Canada Marketing Services Corporation” to “Caesars Canada Marketing Services Corporation”. Finally, on November 23, 2010, The Harrah’s Foundation, a Nevada nonprofit corporation, amended its Articles of Incorporation with the Nevada Secretary of State to provide for the change of its name from “The Harrah’s Foundation” to “The Caesars Foundation”.

Item 8.01 Other Events.

On November 22, 2010, Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings, Series LLC, Co-Invest Hamlet Holdings B, LLC, each stockholders of Caesars Entertainment (the “Proxy Issuers”), entered into an irrevocable proxy (the “Irrevocable Proxy”) vesting voting and dispositive control in Hamlet Holdings LLC, which, prior to the reclassification, was a stockholder of Caesars Entertainment, with respect to matters relating to Caesars Entertainment and the New Common Stock to be held by such Proxy Issuers following the Reclassification. The foregoing description is qualified in its entirety by reference to the Irrevocable Proxy, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

On November 23, 2010, Caesars Entertainment and its direct, wholly owned subsidiary, Harrah’s BC, Inc. (“HBC”) consummated certain transactions with certain affiliates of Paulson & Co. Inc. (the “Paulson Investors”) and certain affiliates of each of Apollo Management VI, L.P. and TPG Capital, L.P. (collectively and together with certain co-investors, the “Sponsor Investors”), pursuant to which an aggregate of $1,118.3 million of 5.625% senior dues due 2015 (the “2015 notes”), 6.5% senior notes due 2016 the (the “2016 notes”) and 5.75% senior notes due 2017 (the “2017 notes”) of Caesars Operating that were previously purchased by the Paulson Investors and Sponsor Investors, were exchanged for shares of New Common Stock. The Sponsor Investors and Paulson Investors received 10 shares of New Common Stock per $1,000 principal amount of notes they tendered. Accrued and unpaid interest on the notes was paid in shares of New Common Stock at the same exchange ratio in the case of the Sponsor Investors, and in cash in the case of the Paulson Investors. To effect the exchange, Caesars Entertainment transferred shares of its New Common Stock to HBC immediately before the closing of the exchange. The Sponsor Investors exchanged $184.3 million of the 2015 notes (of which $4.8 million was accrued interest), $89.6 million of the 2016 notes (of which $2.7 million was accrued interest) and $142.5 million of the 2017 notes (of which $1.2 million was accrued interest) for 4,163,667 shares of New Common Stock.

On November 22, 2010, Caesars Entertainment amended and restated its Management Investor Rights Agreement (“Amended MIRA”) to reflect the Reclassification. The foregoing description is qualified in its entirety by reference to the Amended MIRA, which is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

On November 23, 2010, Caesars Entertainment entered into a Registration Rights Agreement with the Paulson Investors, pursuant to which the Paulson Investors are granted certain registration rights in connection with their New Common Stock. The foregoing description is qualified in its entirety by reference to the Registration Rights Agreement, which is filed hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation.

3.2	Amended Bylaws of Caesars Entertainment Corporation, dated as of November 22, 2010.

3.3	Certificate of Amendment to the Certificate of Incorporation of Caesars Entertainment Operating Company, Inc., dated as of November 22, 2010.

10.1	Irrevocable Proxy, dated as of November 22, 2010, made and granted by Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings B, LLC and Co-Invest Hamlet Holdings, Series LLC in favor of Hamlet Holdings LLC.

10.2	Amended and Restated Management Investor Rights Agreement, dated as of November 22, 2010, by and among Caesars Entertainment Corporation, Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Hamlet Holdings LLC, and the stockholders that are parties thereto.

10.3	Registration Rights Agreement, dated as of November 23, 2010, by and between Caesars Entertainment Corporation and Paulson & Co. Inc., on behalf of the several investment funds and accounts managed by it.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Caesars Entertainment has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date:	November 24, 2010	By:	/S/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation.

3.2	Amended Bylaws of Caesars Entertainment Corporation, dated as of November 22, 2010.

3.3	Certificate of Amendment to the Certificate of Incorporation of Caesars Entertainment Operating Company, Inc., dated as of November 22, 2010.

10.1	Irrevocable Proxy, dated as of November 22, 2010, made and granted by Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings B, LLC and Co-Invest Hamlet Holdings, Series LLC in favor of Hamlet Holdings LLC.

10.2	Amended and Restated Management Investor Rights Agreement, dated as of November 22, 2010, by and among Caesars Entertainment Corporation, Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Hamlet Holdings LLC, and the stockholders that are parties thereto.

10.3	Registration Rights Agreement, dated as of November 23, 2010, by and between Caesars Entertainment Corporation and Paulson & Co. Inc., on behalf of the several investment funds and accounts managed by it.

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